QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MOSYS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

3301 Olcott Street
Santa Clara, CA 95054

Dear Stockholder:

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc. (the "Company") to be held June 24, 2016, at 9:30 a.m., at our corporate headquarters located at 3301 Olcott Street, Santa Clara, California 95054.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2016 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented and voted at the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly register your vote in accordance with the instructions set forth on the enclosed proxy card to ensure your proper representation. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President

First mailed to stockholders
on or about June 9, 2016

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

 MOSYS, INC.
NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of MoSys, Inc.:

        NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the "Annual Meeting") of MoSys, Inc., a Delaware corporation (the "Company"), will be held June 24, 2016, at 9:30 a.m., at the Company's corporate headquarters located at 3301 Olcott Street, Santa Clara, California 95054, for the following purposes:

          1.     To elect four members of our board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The nominees are Leonard Perham, Tommy Eng, Chi-Ping Hsu and Stephen L. Domenik;

          2.     To ratify our Audit Committee's appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

          3.     To approve an amendment of our Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by the board of directors within a specified range, without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the board of directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders. The board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion;

          4.     To approve a program permitting eligible employees to exchange certain outstanding stock options for a lesser number of stock options with a lower exercise price; and

          5.     To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on May 5, 2016 are entitled to notice of and to vote at the Annual Meeting, or at any adjournment thereof. A list of such stockholders will be available for inspection at our principal office.

        You are cordially invited to attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, please vote your shares by submitting instructions for proxy voting via the Internet, by phone, or by signing, dating and returning the proxy card in accordance with the instructions set forth on the enclosed proxy card at your earliest convenience. If you wish to submit your proxy by mail, a return addressed envelope is enclosed for your convenience. If you attend the Annual Meeting, you may vote in person even though you have submitted your proxy previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President

Santa Clara, California
June 6, 2016

MOSYS, INC.
3301 Olcott Street
Santa Clara, California 95054

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the board of directors of MoSys, Inc., a Delaware corporation, of proxies, in the accompanying form, to be used at the 2016 Annual Meeting of Stockholders (the "Annual Meeting") to be held at our corporate headquarters located at 3301 Olcott Street, Santa Clara, California 95054 on June 24, 2016, at 9:30 a.m., and any adjournments of the Annual Meeting. Unless the context otherwise requires, the "Company," "MoSys," "we," "us" and similar terms refer to MoSys, Inc.

        If you need directions to the location of the Annual Meeting, please contact us at (408) 418-7500.

        This Proxy Statement and the accompanying proxy card are being mailed on or about June 9, 2016 to all stockholders entitled to notice of and to vote at the Annual Meeting.

SOLICITATION AND VOTING PROCEDURES

        Shares represented by valid proxies in the accompanying form received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting will be voted, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Holders of our common stock are entitled to one vote per share on all matters. To vote in person, a stockholder must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting. To vote by proxy, a stockholder must mark, sign and date the enclosed proxy card and mail it to our transfer agent or submit voting instructions electronically by using the telephone or Internet and following the instructions provided on the proxy card. An automated system administered by our transfer agent tabulates stockholder votes submitted by proxy, and an officer of ours will tabulate votes cast in person at the Annual Meeting.

        Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting on a proposal, including brokers holding customers' shares of record, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

        The voting requirements for the proposals that we will consider at the Annual Meeting are:

  •
  Proposal 1—Election of Directors.  Directors are elected by a plurality, and the four directors who receive the most votes will be elected to our board of directors. Shares represented by properly completed and timely submitted proxies will be voted "FOR" the election of the nominees listed in the Notice of the Annual Meeting, unless authority to do so is specifically withheld. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the board of directors may designate.

  •
  Proposal 2—Ratification of Appointment of Burr Pilger Mayer, Inc. as Independent Registered Public Accounting Firm.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of this proposal.

  •
  Proposal 3—Authorization for the board of directors to, if determined necessary and in its sole discretion, amend our Restated Certificate of Incorporation to effect a reverse stock split.  An affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Annual Meeting is necessary for approval of this proposal.

  •
  Proposal 4—Approval of a one-time stock option exchange program for eligible employees.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of this proposal.

        Abstentions and Broker Non-Votes.    Brokers holding shares in street name for customers have discretionary authority to vote on some matters when they have not received instructions from the beneficial owners of shares. Under the Delaware General Corporation Law, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name") but does not vote on a particular matter due to a lack of discretionary voting power and instructions from the beneficial owner. Under listing rules governing voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. At the Annual Meeting, only Proposal No. 2 (the ratification of appointment of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the 2016 audit) is a routine matter under these rules. Brokers that do not receive instructions from the beneficial owners of the shares are entitled to vote only on Proposal No. 2.

        Broker non-votes are considered present but not entitled to vote. They will not affect the outcome of the vote on Proposal No. 1, Proposal No. 2 and Proposal No. 4 at the Annual Meeting because broker non-votes are excluded from the tabulation of votes cast on each proposal, but they will have the same effect as a vote "against" authorization for the board of directors to effect a reverse stock split under Proposal No. 3. Abstentions are counted as present and entitled to vote for purposes of establishing a quorum. An abstention will have no effect on the election of directors under Proposal No. 1. However, an abstention will have the same effect as a vote "against" the ratification of the appointment by the Audit Committee of Burr Pilger Mayer, Inc. as our independent registered public accounting firm for the 2016 audit under Proposal No. 2, the approval to effect a reverse stock split under Proposal No. 3 and the approval of a one-time stock option exchange program for eligible employees under Proposal No. 4 because a vote in favor of these proposals from a majority of the shares present in person or by proxy and entitled to vote is needed for approval.

        Special Note Regarding Shares Held in Broker Accounts.    If you hold your shares through a broker, bank or other nominee, it is critical that you submit a legal proxy or voting instructions if you want your shares to be counted. If you hold your shares through a bank, broker or other nominee, and you do not submit a proxy or otherwise instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on your behalf on Proposal Nos. 1, 3 and 4. If you submit a signed proxy, but do not provide voting instructions, your bank, broker or other nominee will, as in prior years, have discretion to vote uninstructed shares on the ratification of our independent registered public accounting firm (Proposal No. 2), and your shares may still be counted for purposes of determining if a quorum is present.

        All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy card is properly executed or electronically submitted and is received by us prior to the close of voting at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Our chief executive officer, Leonard Perham, and our chief financial officer, James Sullivan, have been designated as proxy holders for the Annual Meeting. If no choice has been specified, a timely returned and properly executed or electronically submitted proxy card will be voted in accordance with management's recommendations on Proposal Nos. 1, 2 and 3, which are described in detail elsewhere in this Proxy Statement, except with respect to broker non-votes. In addition, all properly completed and timely returned or electronically submitted proxy cards will be voted by the proxy holders in their discretion for any other matters properly and timely submitted for a vote at the Annual Meeting.

        Only holders of our common stock at the close of business on May 5, 2016, the record date, will be entitled to notice of and to vote at the Annual Meeting. As of that date, we had 65,986,561 shares of common stock outstanding, each with one vote per share.

        The cost of soliciting proxies, including expenses incurred in connection with preparing and mailing this Proxy Statement and the proxy card and maintaining the Internet access for such materials and the submission of proxies will be borne by us. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners of our common stock. We will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, electronic facsimile transmission and other electronic means, and personal solicitation by our directors, officers or employees. No additional compensation will be paid to directors, officers or employees for such solicitation. We have retained Wells Fargo Shareowner Services to assist in the distribution of proxies for a fee estimated to be approximately $3,000 plus reasonable out-of-pocket expenses. We may also decide to engage the services of a private proxy solicitor and incur fees of up to approximately $15,000. Copies of our 2015 Annual Report on Form 10-K filed with the SEC on March 15, 2016 are being mailed to stockholders with this Proxy Statement and these documents can also be viewed on the investors section of our website, www.mosys.com. Additional copies of our 2015 Annual Report on Form 10-K, excluding exhibits, may be obtained by any stockholder, without charge, by sending an e-mail to priv_ir@mosys.com or by written request addressed to: MoSys, Inc., 3301 Olcott Street, Santa Clara, California 95054, Attention: Investor Relations.

REVOCABILITY OF PROXIES

        You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to our Secretary, by submitting another proxy that is properly signed and bearing a later date, by following the specified procedures for submitting a proxy electronically and changing your vote or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to MoSys, Inc., 3301 Olcott Street, Santa Clara, California 95054, Attention: Secretary.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD JUNE 24, 2016

        This Proxy Statement, the proxy card and our 2015 Annual Report on Form 10-K are available at www.mosysinc.com/proxy/proxymaterials.html.

 BOARD OF DIRECTORS

Directors

        Our bylaws provide that the number of directors is determined by resolution of the board of directors and can be changed by approval of the stockholders or a majority of the directors. Our board of directors currently consists of five directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

        The names of our directors, including four nominees to be elected at the Annual Meeting, and certain information about each of them, are set forth below. Mr.Victor K. Lee has declined to stand for re-election at the Annual Meeting, and, consequently, there will be one vacancy on our board of directors when Mr. Lee's current term expires on June 24, 2016. Our bylaws provide that, upon the resignation of a director, a majority of the directors then in office have the power to fill the resulting vacancy on our board of directors. To date, the board of directors has not identified a candidate to replace Mr. Lee.

Name	Age	Position(s) with the Company
Leonard Perham	73	Chief Executive Officer, President and Director*
Tommy Eng(1)(3)	58	Director*
Chi-Ping Hsu(2)(3)	61	Director*
Stephen L. Domenik(1)(2)	64	Director*
Victor K. Lee(1)	59	Director

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Technology Strategy Committee

*
Nominee for director at the Annual Meeting.

        The principal occupations and positions for at least the past five years of our directors and director nominees are described below. There are no family relationships among any of our directors or executive officers.

        Len Perham.    Mr. Perham was appointed to be our chief executive officer and president and a member of our board of directors in November 2007. Mr. Perham was one of the original investors in MoSys and initially served on our board of directors from 1991 to 1997. In 2000, Mr. Perham retired from Integrated Device Technology, Inc., where he served as chief executive officer from 1991 to 2000 and as president and a board member from 1986. From March 2000 to February 2012, Mr. Perham served as a member of the board of directors of NetLogic Microsystems, Inc., a fabless semiconductor company, including as chairman for a portion of that time. Mr. Perham also has been a private investor holding officer and director positions with various private companies. Mr. Perham holds a B.S. in electrical engineering from Northeastern University. We believe that Mr. Perham's qualifications to serve as a director include his tenure as our chief executive officer and as a member of the board of directors, during which time he has gained a unique and extensive understanding of our company, our business and our long term strategy, as well as his experience in the semiconductor industry generally.

        Tommy Eng.    Mr. Eng was appointed to our board of directors in August 2004. Mr. Eng is a founding partner of EXA Ventures, a venture capital investment firm specializing in IT, semiconductor, communication, multimedia technology/services/content, software, and the incubation of early stage technology companies. Mr. Eng has been an investor holding officer and director positions with various private companies. Prior to founding EXA Ventures, Mr. Eng was an entrepreneur and executive in the semiconductor, software and communication industries. Mr. Eng held various executive and engineering positions at Tera Systems, Mentor Graphics, Silicon Compiler Systems, and Bell Labs. Mr. Eng holds a B.S. in electrical engineering from Polytechnic University in New York and a M.S. in electrical engineering from the University of California at Berkeley. We believe that Mr. Eng's qualifications to serve on the board of directors include his extensive business experience, including senior management positions at several different companies in the semiconductor industry. He brings strategic and technical insight to the board of directors.

        Chi-Ping Hsu.    Dr. Hsu was appointed to our board of directors in August 2004. Since April 2003, Dr. Hsu has held executive positions at Cadence Design Systems, an electronic design automation software and engineering services company, most recently as senior vice president, chief strategy officer of EDA. From November 2001 to April 2003, Dr. Hsu was president and chief operating officer of Get2Chip, a supplier of high-performance system-on-chip synthesis, which was acquired by Cadence. A graduate of the Taiwan National University with a B.S. in electrical engineering, Dr. Hsu also holds a Ph.D. in electrical engineering and computer science from the University of California at Berkeley. We believe that Dr. Hsu's qualifications to serve on the board of directors include his extensive business experience having held senior management positions at several different companies in the semiconductor and electronic design automation software industries. He brings strategic and operational insight to the board of directors.

        Stephen L. Domenik.    Mr. Domenik was appointed to our board of directors in June 2012. Since 1995, Mr. Domenik has been a general partner with Sevin Rosen Funds, a venture capital firm. Since August 2010, Mr. Domenik has served on the board of directors of Pixelworks, Inc., and, since February 2016, has served as its Interim Chief Executive Officer. Mr. Domenik served on the board of directors of Meru Networks, Inc., from January 2014, and as its chairman from January 2015, until it was acquired in July 2015. Since December 2013, Mr. Domenik has served on the board of directors of Emcore Corporation. He also served on the board of PLX Technology, Inc. prior to its acquisition by Avago and on the board of directors of NetLogic Microsystems, Inc. from January 2001 until it was acquired by Broadcom Corporation in February 2012. Mr. Domenik holds a B.S. in Physics and a M.S.E.E. from the University of California at Berkeley. We believe that Mr. Domenik's qualifications to serve on the board of directors include his extensive business experience, having held senior management positions at several companies in the semiconductor and software industries and having served on the boards of directors of multiple public semiconductor companies. In addition, he has considerable relevant experience in corporate investments and the strategic development of high-technology companies.

        Victor K. Lee.    Mr. Lee was appointed to our board of directors in June 2012. Mr. Lee is currently a consultant in the semiconductor industry. Since September 2006, Mr. Lee has served on the board of directors of Monolithic Power Systems, Inc., and is the current chairman of the audit committee. Mr. Lee served as chief financial officer of Ambarella, Inc., a fabless semiconductor company from August 2007 to March 2011. From December 2002 through June 2007, Mr. Lee served as chief financial officer and secretary of Leadis Technology, Inc., a fabless semiconductor company. Prior to 2002, Mr. Lee held various financial positions at SINA Corporation, VLSI Technology, Inc. and Advanced Micro Devices, Inc. Mr. Lee holds a B.S. in Industrial Engineering and Operations Research and a M.B.A. from the University of California at Berkeley. We believe that Mr. Lee's qualifications to serve on the board of directors include his extensive business experience, having held senior financial management positions at several companies in the semiconductor industry and having served on the board of directors of a public semiconductor company. Mr. Lee is also capable of providing our board of directors with valuable insight into financial management and disclosure issues relevant to our business.

 CORPORATE GOVERNANCE

Director Independence

        Our board of directors has determined that each of the current directors, with the exception of Mr. Perham, is "independent," as defined by the listing rules of the NASDAQ Stock Market, or Nasdaq, and the rules and regulations of the Securities and Exchange Commission, or SEC. Our board of directors has standing Audit and Compensation Committees, each of which is comprised solely of independent directors in accordance with the Nasdaq listing rules. No director qualifies as independent unless the board of directors affirmatively determines that he has no direct or indirect relationship with us that would impair his independence. We independently review the relationship of the Company to any entity employing a director or on whose board of directors he is serving currently.

Audit Committee

        Our board of directors established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes and audits of our financial statements. The Audit Committee also is charged with reviewing reports regarding violations of our code of ethics and complaints with respect thereto, and internal control violations under our whistleblower policy are directed to the Chairman of the Audit Committee. The responsibilities of our Audit Committee are described in the Audit Committee Charter adopted by our board of directors, a current copy of which can be found on the investors section of our website, www.mosys.com.

        Messrs. Lee, Eng and Domenik are the members of the Audit Committee. All are independent as determined in accordance with Rule 5605(a)(2) of the Nasdaq listing rules and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Lee serves as chairman and has been designated by the board of directors as the "audit committee financial expert," as defined by Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended, and the Exchange Act. That status does not impose on him duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of the Audit Committee and the board of directors, however. The Audit Committee delegated authority to Mr. Lee for review and approval of non-audit services proposed to be provided by our independent auditors, which delegation will expire on the date of the Annual Meeting.

Compensation Committee

        Messrs. Domenik and Hsu are the members of the Compensation Committee, with Mr. Domenik serving as the chairman.

        The Compensation Committee is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our Compensation Committee also has the principal responsibility for the administration of our equity incentive and stock purchase plans. The responsibilities of our Compensation Committee are described in the Compensation Committee Charter adopted by our board of directors, a current copy of which can be found on the investors section of our website, www.mosys.com.

Technology Strategy Committee

        Our board of directors established the Technology Strategy Committee in August 2004 to oversee the development, planning and implementation of our long-term intellectual property strategy. Messrs. Eng and Hsu are the current members of the Technology Strategy Committee. Mr. Eng is chairman of this committee. This committee does not meet regularly but its members confer with management informally from time to time.

Nominations Process

        We do not have a nominating committee. Instead of having such a committee, our board of directors historically has appointed all of the independent directors on our board to search for and evaluate qualified individuals to become nominees for director and board committee members. The independent directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships, and evaluate candidates for appointment to and removal from committees. The independent directors operate in this capacity under authority granted by resolution of the board of directors, rather than by charter.

        With the exception of Mr. Lee, all of our director nominees have expressed their willingness to continue to serve as our directors. When new candidates for our board of directors are sought, the independent directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board of directors as a whole. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our board of directors generally seeks to identify individuals with diverse, yet complementary business backgrounds. Although we have no formal policy regarding diversity, our directors consider both the personal characteristics and experience of director nominees, including each nominee's independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the board of directors and the Company. The board of directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and must have the experience and ability to analyze the complex business issues facing us, and specifically, the issues inherent in the semiconductor industry. In addition to business expertise, the board of directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

        Our independent directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock. When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2017 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading "Stockholder Proposals for 2017 Annual Meeting." The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, including the following:

  •
  The stockholder's name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

  •
  The stockholder's reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

  •
  The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

  •
  A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

  •
  Information regarding the nominee that would be required to be included in our proxy statement by the rules of the SEC, including the nominee's age, business experience for the past five years and any other directorships held by the nominee.

        The information listed above is not a complete list of the information required by our bylaws. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

Board Leadership Structure

        Our bylaws provide the board of directors with flexibility to combine or separate the positions of chairman of the board of directors and chief executive officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, the board of directors has not appointed a chairman or lead independent director. From time to time, each of the independent directors works with Mr. Perham to perform a variety of functions related to our corporate governance, including coordinating board of directors activities, setting the agenda for meetings (in consultation with Mr. Perham, as necessary or appropriate) and ensuring adequate communication between the board of directors and management. Our Audit Committee oversees critical matters such as our relationship with our auditors, our financial reporting practices, system of disclosure controls and procedures and internal controls over financial reporting. Our Compensation Committee oversees our executive compensation program. Each of these committees consists entirely of independent directors.

Risk Oversight

        The board of directors is actively involved in the oversight of risks, including strategic, credit, liquidity, operational and other risks, which could affect our business. The board of directors does not have a standing risk management committee, but administers this oversight function directly through the board of directors as a whole and through its committees, which oversee risks relevant to their respective functions. For example, in addition to the oversight matters described in the preceding paragraph, the Audit Committee also assists the board of directors in its risk oversight function by reviewing and discussing with management our compliance with accounting principles and the treasury function, including management of our cash and investments. The Compensation Committee assists the board of directors in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements and employee benefit plans. The Technology Strategy Committee advises management on risks associated with the development, planning and implementation of our long-term intellectual property strategy and new product initiatives, as well as important intellectual property transactions. The full board of directors considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. The board of directors and each committee administers its respective risk oversight function by evaluating management's monitoring, assessment and management of risks, including steps taken to limit our exposure to known risks, through regular interaction with our senior management and in board and committee deliberations that are closed to members of management. The interaction with management occurs not only at formal board and committee meetings but also periodically through other written and oral communications.

Stockholder Communications with the Board

        Stockholders who desire to communicate with the board of directors, or a specific director, may do so by sending the communication addressed to either the board of directors or any director, c/o MoSys, Inc., 3301 Olcott Street, Santa Clara, California 95054. These communications will be delivered to the board of directors, or any individual director, as specified.

Annual Meeting Attendance

        We have a policy of encouraging each director to attend the annual meeting of stockholders, but attendance is not required. Mr. Perham, who is also our president and chief executive officer, attended the 2015 Annual Meeting of Stockholders.

Meetings of the Board and Committees

        During 2015, there were four meetings of the board of directors, four meetings of the Audit Committee and one meeting of the Compensation Committee. Each director attended 100% of the total number of meetings of the board of directors. The Audit Committee and Compensation Committee members attended 100% of the respective committee meetings. The board of directors also acted at times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law. The Technology Strategy Committee held no formal meetings during 2015.

Compensation Committee Interlocks and Insider Participation

        During 2015, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving as a member of our board of directors or Compensation Committee. Messrs. Domenik and Hsu, the Compensation Committee members, were not officers or employees of ours during 2015 or at any other time.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during 2015 (and any written representations to us by such persons), we believe that all directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during 2015, except that:

  •
  Mr. Eng failed to timely file Form 4s to report three sales of common stock in June 2015; and

  •
  Messrs. Perham, Riordan, Sullivan and Monson each failed to timely file a Form 4 to report a stock option granted to him in March 2015.

Code of Ethics

        We have adopted a code of ethics that applies to all of our employees. The code of ethics is designed to deter wrongdoing and to promote, among other things, honest and ethical conduct, full, fair, accurate, timely, and understandable disclosures in reports and documents submitted to the SEC and other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code and accountability for adherence to such code.

        The code of ethics is available on our website, www.mosys.com. If we make any substantive amendments to the code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer or Chief Financial Officer, or persons performing similar functions, where such amendment or waiver is required to be disclosed under applicable SEC rules, we intend to disclose the nature of such amendment or waiver on our website.

 DIRECTOR COMPENSATION

        The following table summarizes the compensation we paid to our non-employee directors in 2015:

Name	Option Awards ($)(1)(2)	Total ($)
Tommy Eng	15,706	15,706
Chi-Ping Hsu	15,706	15,706
Stephen L. Domenik	31,412	31,412
Victor K. Lee	31,412	31,412

(1)
Option award amounts reflect the aggregate grant date fair value with respect to stock options granted to the non-employee directors, as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of option awards are set forth in the notes to the audited consolidated financial statements included in our 2015 Annual Report on Form 10-K. These amounts do not reflect actual compensation earned or to be earned by our non-employee directors. Option award amounts consist of: options granted to Mr. Eng and Dr. Hsu on July 16, 2015 to purchase 20,000 shares each and options granted to Mr. Domenik and Mr. Lee on July 16, 2015, to purchase 40,000 shares each.

(2)
As of December 31, 2015, our non-employee directors held outstanding options to purchase the following number of shares of our common stock: Tommy Eng, 120,000; Chi-Ping Hsu, 120,000; Stephen L. Domenik, 260,000 and Victor K. Lee, 280,000.

        Our Amended and Restated 2010 Equity Incentive Plan (the "Equity Plan") permits the board of directors to establish by resolution the number of shares, up to a maximum of 40,000 each year for each non-employee director, to be covered by annual option grants or other awards for each year of service on our board. The awards are to be granted at the first regular meeting of the board of directors following the date of each annual meeting of stockholders and vest in full on the first anniversary of the grant date, subject to continuous service during the period. The Equity Plan also provides that each non-employee director shall be granted an award to acquire up to 120,000 shares upon his or her initial appointment or election to our board of directors, vesting over a four-year period at the rate of one fourth of the total number of shares each year, subject to the non-employee director's continuous service on the board, with the exercise price of the award equal to 100% of the fair market value of a share of common stock on the date that he becomes a director. We did not elect any new directors in 2015. The Equity Plan also provides that each non-employee director shall be granted an award to purchase up to 20,000 shares for his or her role as chairperson of the Compensation and Audit Committees. The Equity Plan also permits a disinterested majority of the board of directors, in its discretion, to authorize additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board. The board of directors did not exercise this discretion in 2015. The exercise price per share under each option grant is equal to the fair market value of a share of our common stock on the date of grant on the principal trading market for our common stock at the time of grant, which is the NASDAQ Global Market, or the Nasdaq GM. In the event of a merger, sale of substantially all of our assets or similar transaction, vesting of all director options would accelerate as to 100% of the unvested shares subject to the award. All awards to directors have a term of not longer than six years.

        In 2015, members of our board of directors did not receive any cash compensation for their service as directors. Historically, our basic annual service award to a director has been an option to purchase 20,000 shares of common stock. In 2015, the board of directors once again determined that this was an appropriate grant size. On July 16, 2015, we granted options to purchase 20,000 shares to each of Messrs. Eng, Hsu, Domenik and Lee at an exercise price of $1.70 per share. These options vest in full on the first anniversary of the date of grant. Messrs. Domenik and Lee, as the chairman of the Compensation Committee and the Audit Committees, respectively, each was granted an additional option to purchase 20,000 shares for their service in this capacity.

 EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

        The Compensation Committee of the board of directors has responsibility for establishing, implementing and monitoring adherence to our compensation philosophy. The board of directors has delegated to the Compensation Committee the responsibility for determining our compensation policies and procedures for senior management, including the named executive officers, periodically reviewing these policies and procedures, and making recommendations concerning executive compensation to be considered by the full board of directors, when such approval is required under any of our plans or policies or by applicable laws. The Compensation Committee also has the principal responsibility for the administration of our stock plans, including the approval of equity awards to the named executive officers.

        The compensation received by our named executive officers in fiscal year 2015 is set forth in the Summary Compensation Table, below. For 2015, the named executive officers included Leonard Perham, President and Chief Executive Officer, James Sullivan, Vice President of Finance and Chief Financial Officer, Thomas Riordan, Chief Operating Officer, and John Monson, Vice President of Marketing and Sales.

Compensation Philosophy

        In general, our executive compensation policies are designed to recruit, retain and motivate qualified executives by providing them with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success, the executive's personal performance and increases in stockholder value as measured by the price of our common stock. We believe that the total compensation paid to our executives should be fair, reasonable and competitive.

        We seek to have a balanced approach to executive compensation with each primary element of compensation (base salary, variable compensation and equity incentives) designed to play a specific role. Overall, we design our compensation programs to allow for the recruitment, retention and motivation of the key executives and high-level talent required in order for us to:

  •
  supply high-value and high-quality integrated circuit solutions to our customer base;

  •
  achieve or exceed our annual financial plan and be profitable;

  •
  make continuous progression towards achieving our long-term strategic objectives to be a high-growth company with growing profitability; and

  •
  increase our share price to provide greater value to our stockholders.

Role of Executive Officers in Compensation Decisions

        The chief executive officer ("CEO") makes recommendations based on guidelines for equity and non-equity compensation for executives that have been approved by the Compensation Committee. The Compensation Committee reviews these guidelines annually. The CEO annually reviews the performance of our executives (other than himself) and presents his recommendations for proposed salary adjustments, bonuses and equity awards to the Compensation Committee once a year. In its discretion, the Compensation Committee may accept, modify or reject the CEO's recommendations. The Compensation Committee evaluates the compensation of the CEO on its own without the participation or involvement of the CEO. Only the Compensation Committee and the board of directors are authorized to approve the compensation for any named executive officer. Compensation of new executives is based on hiring negotiations between the individuals and our CEO and/or Compensation Committee.

Elements of Compensation

        Consistent with our compensation philosophy and objectives, we offer executive compensation packages consisting of the following three components:

  •
  base salary;

  •
  annual incentive compensation; and

  •
  equity awards.

        In each fiscal year, the Compensation Committee determines the amount and relative weighting of each component for all executives, including the named executive officers. Base salaries are paid in fixed amounts and thus do not encourage risk taking. Our widespread use of long-term compensation consisting of stock options and restricted stock units ("RSUs") focuses recipients on the achievement of our longer-term goals and conserves cash for other operating expenses. For example, the options granted to our executives in 2015 vest in increments over four years and will fully vest in 2019, and the stock options and RSUs granted to our non-executive employees vest in increments over three to four years from the date of grant. The Compensation Committee does not believe that these awards encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price, and the use of multi-year vesting schedules helps to align our employees' interests even more closely with those of our long-term investors.

Base Salary

        Because our compensation philosophy stresses performance-based awards, base salary is intended to be a smaller portion of total executive compensation relative to long-term equity. The Compensation Committee takes into account the executive's scope of responsibility and significance to the execution of our long-term strategy, past accomplishments, experience and personal performance and compares each executive's base salary with those of the other members of senior management. The Compensation Committee may give different weighting to each of these factors for each executive, as it deems appropriate. The Compensation Committee did not retain a compensation consultant or determine a compensation peer group for 2015. In March 2015, upon the recommendation of Mr. Perham, the Compensation Committee awarded increases in annual base salaries, retroactive to January 1, 2015, to two of the named executive officers: Mr. Sullivan—a 12.1% increase to $234,990; and Mr. Monson—a 5% increase to $225,750. Mr. Sullivan had not received any salary increase since 2011, and Mr. Monson had not received any salary increase since joining us in 2012. The Compensation Committee determined that these increases were warranted based on the executives' performance, increases in the cost of living, and the lack of any salary increases for multiple years.

Annual Incentive Compensation

        The Compensation Committee did not adopt an executive bonus plan for 2015 because the Compensation Committee believed that such a plan should be based on pre-tax profit and none was projected. On April 26, 2016, the Compensation Committee implemented a bonus plan for Messrs. Sullivan and Monson providing for bonuses of 26% and 5%, respectively, of the executive's base salary. The Compensation Committee determined that these bonuses were warranted based on the executives' performance and increases in the cost of living, as the executives would not receive any salary increases in 2016. During 2015, Mr. Monson was eligible for payments totaling $60,000 under a sales incentive plan because of his responsibility for managing our sales efforts. Under this incentive plan, Mr. Monson was awarded additional compensation of $51,000 for his work in 2015. On April 26, 2016, the Compensation Committee authorized a new sales incentive plan for 2016 for Mr. Monson under which he will be eligible for payments totaling $60,000.

Equity Awards

        Although we do not have a mandated policy regarding the ownership of shares of common stock by officers and directors, we believe that granting equity awards to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of our other stockholders on a long-term basis. Our Equity Plan enables us to grant equity awards, as well as other types of stock-based compensation, to our executive officers and other employees. The Compensation Committee reviews and approves all equity awards granted under the Equity Plan to the named executive officers. We grant equity awards to achieve retention and motivation:

  •
  upon the hiring of key executives and other personnel;

  •
  annually, when we review progress against corporate and personal goals; and

  •
  when we believe that competitive forces or economic conditions threaten to cause our key executives to lose their motivation and/or where retention of these key executives is in jeopardy.

        With the Compensation Committee's approval, we grant options to purchase shares of common stock when we initially hire executives and other employees, as a long-term performance incentive. The Compensation Committee has determined the size of the initial option grants to newly hired executives with reference to option grants held by existing executives, the percentage that such grant represents of our total shares outstanding and hiring negotiations with the individual. In addition, the Committee would consider other relevant information regarding the size and type of compensation package considered necessary to enable us to recruit, retain and motivate the executive.

        Typically, when we hire an executive, the options vest with respect to one-fourth of the total number of shares subject to the grant on the first anniversary of the grant date and with respect to 1/48th of the shares monthly thereafter. The options granted to executives in connection with annual performance reviews typically vest over a four-year period at the rate of 1/48th of the shares monthly, and RSUs granted typically vest annually over a period of three-to-five years, as the Compensation Committee may decide. As matters of policy and practice we grant stock options with an exercise price equal to fair market value, although the Equity Plan allows us to use a different exercise price. In determining fair market value, we use the closing price of the common stock on the Nasdaq GM on the grant date.

        Historically, no employee has been eligible for an annual performance grant until the employee has been employed for at least six months. Annual performance reviews are generally conducted in the first quarter of each fiscal year. Our CEO conducts the performance review of all other executives, and makes his recommendations to the Compensation Committee. The Compensation Committee also reviews the CEO's annual performance and determines whether he should receive additional equity awards. Aside from equity award grants in connection with annual performance reviews, we do not have a policy of granting additional awards to executives during the year. The board of directors and Compensation Committee have not adopted a policy with respect to setting the dates of award grants relative to the timing of the release of material non-public information. Our policy with respect to prohibiting insider trading restricts sales of shares during specified black-out periods, including at all times that our insiders are considered to possess material non-public information.

        In determining the size of equity awards in connection with the annual performance reviews of our executives, the Compensation Committee takes into account the executive's current position with and responsibilities to us, and current and past equity awards to the executive. In March 2015, the Compensation Committee approved a stock option grant for 250,000 shares to Mr. Perham, as a result of the review by our board of directors of Mr. Perham's annual performance and its annual review of compensation of our other executives. The amount of the grant was determined by considering Mr. Perham's previous option grants and current options outstanding, as well as the size of grants made to other executives. The grant to Mr. Perham was larger than any grant to other executives because of his responsibilities as CEO, in recognition of stock option grants to Mr. Perham for 1,250,000 shares that had expired in November 2014, and that Mr. Perham had not received any awards of stock-based compensation since 2013. In addition, the Compensation Committee observed that Mr. Perham had not been paid a bonus for any year of service to us, and he voluntarily reduced his salary in 2011 without receiving any salary increases since then. Mr. Perham's base salary is significantly below the base salaries of chief executive officers of comparable companies in our industry and options are the primary component of Mr. Perham's compensation package. In March 2015, in connection with Mr. Perham's review of the executives' annual performance, upon the recommendation of Mr. Perham, the Compensation Committee approved stock option grants of 60,000 shares to each of Mr. Sullivan and Mr. Monson and 100,000 shares to Mr. Riordan. The grants to these other executives were consistent with our practice of awarding annual refresh equity awards to our executives after considering each executive's outstanding awards and the percentage that total equity awards held by each executive represent as a percentage of our total shares outstanding. The Compensation Committee also wants to ensure that the executives have adequate equity awards with future vesting requirements sufficient to retain and motivate the executives.

        While only the board of directors or the Compensation Committee may approve options or other equity-based compensation to our executives, the board of directors has authorized the CEO to approve option grants to employees at the senior director level and below for the purchase of not more than 100,000 shares by any employee during any calendar year. All such grants must be consistent with equity incentive guidelines approved by the Compensation Committee. The exercise price for such grants must be equal to the closing price of a share of the common stock on the Nasdaq GM on the date of grant.

        Going forward, we intend to continue to evaluate and consider equity grants to our executives on an annual basis. We expect to consider potential equity awards for executives at the same time as we annually review our employees' performance and determine whether to award grants for all employees.

Accounting and Tax Considerations

        Our Compensation Committee has reviewed the impact of tax and accounting treatment on the various components of our executive compensation program. Section 162(m) of the Internal Revenue Code (the "Code") generally disallows a tax deduction to publicly-held companies for compensation paid to "covered" executive officers, to the extent that compensation paid to such an officer exceeds $1 million during the taxable year. We endeavor to award compensation that will be deductible for income tax purposes, though other factors will also be considered. Our Compensation Committee may authorize compensation payments that do not comply with the exemptions to Section 162(m) when we believe that such payments are appropriate to attract and retain executive talent.

Say-on-Pay

        In 2014, we gave our stockholders an opportunity to provide feedback on our executive compensation through an advisory vote at our annual stockholder meeting. Stockholders were asked to approve, on an advisory basis, the compensation paid to our named executive officers. A majority of stockholders indicated approval of the compensation of the named executive officers, with approximately 95% of the shares that voted on such matter voting in favor of the proposal.

        In light of the results of the advisory vote, the Compensation Committee has continued to apply principles that were substantially similar to those applied historically in determining compensation policies and decisions and did not make any significant changes to executive compensation decisions and policies with respect to 2015 executive compensation. The Compensation Committee will consider the results of the current advisory vote in its compensation policies and decisions.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in this proxy statement and in our Annual Report on Form 10-K for the year ended December 31, 2015. Based on this review and discussion, the Compensation Committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2015.

The Compensation Committee of the Board of Directors:
Stephen L. Domenik (Chairman) Chi-Ping Hsu

 SUMMARY COMPENSATION TABLE

        The following table sets forth compensation information for fiscal years 2015, 2014 and 2013 for each of our named executive officers.

Name and principal position	Year	Salary ($)	Stock Option Awards ($)(1)	Restricted Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Leonard Perham	2015	150,000	164,400	—	—	314,400
Chief Executive Officer & President	2014	150,000	—	—	—	150,000
	2013	150,000	236,700	—	—	386,700
James Sullivan	2015	234,990	59,748	—	—	294,738
Chief Financial Officer &	2014	209,625	—	138,600	—	348,225
Vice President of Finance	2013	209,625	85,804	44,600	—	340,029
Thomas Riordan	2015	160,000	99,580	—	—	259,580
Chief Operating Officer &	2014	160,000	—	—	—	160,000
Executive Vice President	2013	160,000	—	—	—	160,000
John Monson(2)	2015	225,750	59,748	—	51,000	336,498
Vice President of Marketing & Sales	2014	215,000	—	92,400	37,500	344,900
	2013	215,000	118,113	—	37,500	370,613

(1)
Award amounts reflect the aggregate grant date fair value with respect to awards granted during the years indicated, as determined pursuant to FASB ASC Topic 718. The assumptions used to calculate the aggregate grant date fair value of option and stock awards are set forth in the notes to the audited consolidated financial statements included in our 2015 Annual Report on Form 10-K filed with the SEC on March 15, 2016. These amounts do not reflect actual compensation earned or to be earned by our named executive officers.

(2)
Mr. Monson became our vice president of marketing in February 2012. In early 2014, he assumed, on a permanent basis, additional responsibilities for our sales and business development activities and became our vice president of marketing and sales. Mr. Monson earned the amounts listed for him in the non-equity incentive plan compensation column for performance pursuant to a sales incentive plan.

 GRANTS OF PLAN-BASED AWARDS

        The following table provides information on plan-based awards granted in 2015 to each of the named executive officers.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)(1)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Len Perham	3/30/15	250,000	$2.05	$164,400
James Sullivan	3/30/15	60,000	$2.05	$59,748
Tom Riordan	3/30/15	100,000	$2.05	$99,580
John Monson	3/30/15	60,000	$2.05	$59,748

(1)
Each option was granted at an exercise price equal to the fair market value of our common stock on the grant date which was equal to the closing price of our common stock on the Nasdaq GM on the date of grant.

(2)
Amount shown reflects the aggregate grant date fair value for financial statement reporting purposes, as determined pursuant to FASB ASC Topic 718, which utilizes certain assumptions as outlined in the notes to the audited consolidated financial statements included in our 2015 Annual Report on Form 10-K filed with the SEC on March 15, 2016.

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price($)	Option Expiration Date(1)	Number of Units That Have Not Vested (#)		Market Value of Units That Have Not Vested ($)
Leonard Perham	200,000	(2)	—	—	3.54	11/1/17	—		—
	87,000	(3)	13,000	—	4.46	6/6/23	—		—
	114,583	(4)	135,417		2.05	3/30/25
James Sullivan	190,000	(5)	—	—	3.73	1/18/18	—		—
	101,500	(6)	—	—	4.70	6/28/16	—		—
	50,000	(7)	—	—	3.54	11/1/17	—		—
	26,250	(8)	10,000	—	4.46	6/6/23	—		—
	—		—	—	—	—	3,334	(9)	3,634	(11)
	—		—	—	—	—	18,000	(10)	19,620	(11)
	13,750	(12)	46,250		2.05	3/30/25
Thomas Riordan	40,000	(13)	—	—	4.70	6/28/16	—		—
	400,000	(14)	—	—	6.06	5/10/17	—		—
	400,000	(15)	—	—	2.99	12/21/17	—		—
	22,917	(12)	77,083		2.05	3/30/25
John Monson	167,708	(16)	7,292	—	3.92	2/23/18	—		—
	21,900	(17)	28,000	—	4.46	6/6/23	—		—
	—		—	—	—	—	12,000	(10)	13,080	(11)
	13,750	(12)	46,250		2.05	3/30/25

(1)
The standard option term is generally six to ten years, but all of the options expire automatically unless exercised within 90 days after the cessation of service as an employee, director or consultant of ours.

(2)
The stock option was granted on November 1, 2011, and the shares subject to this option vested monthly over 24 months.

(3)
The stock option was granted on June 6, 2013, and the shares subject to this option vest monthly such that 17,000, 45,000, 25,000, 9,752 and 3,248 shares vest during each fiscal year ending December 31, 2013, 2014, 2015, 2016, and 2017, respectively, subject to continued employment (or service as a director or consultant).

(4)
The stock option was granted on March 30, 2015, and the shares subject to this option vest monthly over 24 months subject to continued employment (or service as a director or consultant).

(5)
The stock option was granted on January 18, 2008 pursuant to the terms of an employment offer letter agreement between us and Mr. Sullivan dated as of December 21, 2007. The shares subject to this option vested over 48 months.

(6)
The stock option was granted on June 28, 2010, and the shares subject to this option vested monthly over 48 months.

(7)
The stock option was granted on November 1, 2011, and the shares subject to this option vested monthly

(8)
The stock option was granted on June 6, 2013, and the shares subject to this option vest monthly such that 6,250, 10,000, 10,000, 7,500 and 2,500 shares vest during each fiscal year ending December 31, 2013, 2014, 2015, 2016, and 2017, respectively, subject to continued employment (or service as a director or consultant).

(9)
The shares subject to each restricted stock unit grant vest annually over a three-year period commencing on April 1, 2014 subject to continued employment (or service as a director or consultant).

(10)
The shares subject to each restricted stock unit grant vest annually over a four-year period commencing on February 18, 2014 subject to continued employment (or service as a director or consultant).

(11)
The amount is calculated using the Company's closing price of $1.09 per share of common stock on December 31, 2015.

(12)
The stock option was granted on March 30, 2015, and the shares subject to this option vest monthly over 48 months subject to continued employment (or service as a director or consultant).

(13)
The stock option was granted on June 28, 2010, as compensation for consulting services. The shares subject to this option vested monthly over 48 months subject to continued service as an employee, director or consultant. Subsequently, in May 2011, Mr. Riordan became an employee and the terms of the option were unchanged.

(14)
The stock option was granted on May 10, 2011 pursuant to the terms of an employment offer letter agreement between us and Mr. Riordan dated as of May 9, 2011. The shares subject to this option vested over 48 months.

(15)
The stock option was granted on December 21, 2011, and the shares subject to this option vested over 48 months.

(16)
The stock option was granted on February 23, 2012 pursuant to the terms of an employment offer letter agreement between us and Mr. Monson dated as of February 16, 2012. The shares subject to this option vest over 48 months, with 25% vesting at the end of the first year of employment and the remaining shares monthly thereafter subject to continued employment (or service as a director or consultant).

(17)
The stock option was granted on June 6, 2013, and the shares subject to this option vest monthly such that 7,300, 7,300, 7,300, 21,000 and 7,000 shares vest during each fiscal year ending December 31, 2013, 2014, 2015, 2016, and 2017, respectively, subject to continued employment (or service as a director or consultant).

 OPTION EXERCISES AND STOCK VESTED

        The following table sets forth the number of shares acquired and aggregate dollar amount realized pursuant to the exercise of options and vesting of stock awards by our named executive officers during 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)
James Sullivan	—	—	9,333	19,553
John Monson	—	—	4,000	8,080

(1)
The aggregate dollar value realized upon vesting represents the closing price of a share of common stock on the Nasdaq GM at the date of vesting, multiplied by the total number of shares vested.

EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS

        On April 26, 2016, our Compensation Committee adopted our Executive Change-in-Control and Severance Policy (the "Policy"). The benefits provided by the Policy are intended to encourage the continued dedication of our executive officers and to mitigate potential disincentives to the consideration of a transaction that would result in a change-in-control, particularly where the services of our named executive officers may not be required by a potential acquirer. The Policy provides for benefits for our named executive officers in the event of a "Change-in-Control," which is generally defined as:

  •
  an acquisition of 45% or more of our common stock or voting securities by any "person" as defined under the Exchange Act; or

  •
  consummation of a complete liquidation or dissolution of the Company or a merger, consolidation, reorganization or sale of all or substantially all of our assets (collectively, a "Business Combination") other than a Business Combination in which (A) our stockholders receive 50% or more of the stock of the corporation resulting from the Business Combination and (B) at least a majority of the board of directors of such resulting corporation were our incumbent directors immediately prior to the consummation of the Business Combination, and (C) after which no individual, entity or group (excluding any corporation or other entity resulting from the Business Combination or any employee benefit plan of such corporation or of ours) who did not own 45% or more of the stock of the resulting corporation or other entity immediately before the Business Combination owns 45% or more of the stock of such resulting corporation or other entity.

        Under the Policy, the following compensation and benefits are to be provided to our chief executive officer upon the occurrence of a Change-in-Control, and in the case of our other named executive officers, upon a Change-in-Control combined with a termination of the named executive officer's employment without cause, or due to disability or resignation for good reason (as defined in the Policy) in connection with the Change-in-Control or within 24 months after it:

  •
  lump sum payment equal to 12 months of his then base salary;

  •
  any annual or discretionary bonus earned but not yet paid to him for any calendar year prior to the year in which his termination occurs;

  •
  any compensation under any deferred compensation plan of ours or deferred compensation agreement with us then in effect;

  •
  any other compensation or benefits, including without limitation any benefits under long-term incentive compensation plans, any benefits under equity grants and awards and employee benefits under plans that have vested through the date of termination or to which he may then be entitled in accordance with the applicable terms of each grant, award or plan;

  •
  reimbursement of any business expenses incurred by him through the date of termination but not yet paid;

  •
  reimbursement of the cost of continuation of medical benefits for a period of 12 months;

  •
  acceleration of vesting of then-outstanding stock options and RSUs which are subject solely to time-based vesting; and

  •
  stock options, stock appreciation rights or similar awards will remain outstanding and exercisable until the earlier of 12 months following the date of termination of employment and the expiration of the award's initial term.

        Under the Policy, "cause" means the executive's:

  •
  willful failure to attend to the executive's duties that is not cured by the executive within 30 days of receiving written notice from the CEO (or, in the case of the CEO, from the board of directors) specifying such failure;

  •
  material breach of the executive's then-current employment agreement (if any) that is not cured by the executive within 30 days of receiving written notice from the CEO (or, in the case of the CEO, from the board of directors) specifying such breach;

  •
  conviction of (or plea of guilty or nolo contendere to) any felony or any misdemeanor involving theft or embezzlement; or

  •
  misconduct resulting in material harm to our business or reputation, including fraud, embezzlement, misappropriation of funds or a material violation of the executive's Employment, Confidential Information, Invention Assignment and Arbitration Agreement; and

        Under the Policy, "good reason" means the occurrence of any of the following conditions without the executive's consent, but only if such condition is reported by the executive within 90 days of the executive's knowledge of such condition and remains uncured 30 days after written notice from the executive to the board of directors of said condition:

  •
  a material reduction in the executive's then-current base salary or annual target bonus (expressed as a percentage of the executive's then-current base salary), except for a reduction proportionate to reductions concurrently imposed on all other members of the Company's executive management;

  •
  a material reduction in the executive's then-current employee benefits package, taken as a whole, except for a reduction proportionate to reductions concurrently imposed on all other members of executive management;

  •
  a material reduction in the executive's responsibilities with respect to our overall operations, such that continuity of responsibilities with respect to business operations existing prior to a corporate transaction will serve as a material reduction in responsibilities if such business operations represent only a subsidiary or business unit of the larger enterprise after the corporate transaction;

  •
  a material reduction in the responsibilities of the executive's direct reports, including a requirement for the chief executive officer to report to another officer as opposed to our board of directors or a requirement for any other executive to report to any officer other than our chief executive officer;

  •
  a material breach by us of any material provision of the executive's then-current employment agreement (if any);

  •
  a requirement that the executive relocate to a location more than 35 miles from the executive's then-current office location, unless such office relocation results in the distance between the new office and Executive's home being closer or equal to the distance between the prior office and the executive's home;

  •
  a failure of a successor or transferee to assume our obligations under this Policy; or

  •
  a failure to nominate the executive for election as a Board director, if, at the proper time for nomination, the executive is a member of the board of directors

        The information below describes the severance benefits payable to our named executive officers under the Policy as if the Policy had been in effect and a Change-in-Control occurred on December 31, 2015, and the employment of each of our named executive officers was terminated without cause, except as set forth below, immediately following the Change-in-Control:

Name	Base Salary($)(1)	Incentive Plan($)(2)	Continuation of Benefits($)(3)	Stock Option Vesting($)(4)	Stock Award Vesting($)(5)	Total($)
Leonard Perham(6)	150,000	—	18,745	—	—	168,745
James Sullivan	234,990	—	18,883	—	19,620	273,493
Thomas Riordan	160,000	—	—	—	—	160,000
John Monson	225,750	42,000	27,010	—	13,080	307,840

(1)
Represents cash severance payments based on the executive's salary at December 31, 2015, in an amount equal to one year of his base salary.

(2)
Represents the average of the executive's annual sales incentive payments in the preceding three years.

(3)
Represents the aggregate amount of all premiums payable for the continuation of the executive's health benefits for one year, based on the amounts of such premiums at December 31, 2015.

(4)
The value is calculated as the intrinsic value per share, multiplied by the number of shares that would become fully vested upon the Change-in-Control. The intrinsic value per share would be calculated as the excess of the closing price of the common stock on the Nasdaq GM of $1.09 on December 31, 2015 over the exercise price of the option. If the value is less than zero, it is deemed to be zero for the purposes of these calculations.

(5)
The value is calculated as the intrinsic value per share, multiplied by the number of shares that would become fully vested upon the Change-in-Control. The intrinsic value per share is considered as the closing price of the common stock on the Nasdaq GM of $1.09 on December 31, 2015.

(6)
The benefits payable to Mr. Perham would be realized immediately upon the Change-in-Control, notwithstanding whether his employment was terminated.

        If a Change-in-Control occurred on December 31, 2015, under the Policy the following numbers of option and award shares would have vested immediately as a result of acceleration on December 31, 2015:

Name	Number of Accelerated Option and Award Shares
Leonard Perham	148,417
James Sullivan	77,583
Thomas Riordan	77,083
John Monson	93,542

Employment Agreements

        In addition to the agreements containing the Change-in-Control provisions summarized above, we have entered into our standard form of employment, confidential information, invention assignment and arbitration agreement with each of the named executive officers.

        We also have entered into agreements to indemnify our current and former directors and certain executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws. These agreements, among other things, provide for indemnification of our directors and certain executive officers for many expenses, including attorneys' fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or executive officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provided services at our request.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2015 regarding equity compensation plans approved by our security holders and equity compensation plans that have not been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities reflected in Column (a))(1)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	6,989,294	(2)	$3.51	3,219,148
Equity compensation plans not approved by security holders	1,639,625	(3)	$4.37	—

(1)
Consists of shares of common stock available for future issuance under the Equity Plan and shares of common stock available for future issuance under the Amended and Restated 2010 Employee Stock Purchase Plan. The Equity Plan provides for an annual increase of 500,000 shares on January 1 of each year.

(2)
Consists of 240,506 shares granted as restricted stock units and options to purchase 6,748,788 shares.

(3)
This amount reflects stock options granted in accordance with Marketplace Rule 5635(c)(4) of the Nasdaq listing rules to new employees as inducements material to their entering into employment with us. Such options have terms ranging from six to ten years. In general, unvested portions of these options are vesting at the rate of 25% of the shares subject to the option after the first anniversary of the grant date, and as to 1/48th of the total number of shares each month thereafter, subject to continued employment (or service as a director or consultant). The exercise price of all of these options was equal to the closing price of a share of common stock on the Nasdaq GM on the grant date.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 31, 2016 concerning the ownership of our common stock by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock (currently our only class of voting securities);

  •
  each of our directors;

  •
  each of the named executive officers; and

  •
  all directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act, and includes all shares over which the beneficial owner exercises voting or investment power. Shares that are issuable upon the exercise of options, warrants and other rights to acquire common stock that are presently exercisable or exercisable within 60 days of March 31, 2016 are reflected in a separate column in the table below. These shares are taken into account in the calculation of the total number of shares beneficially owned by a particular holder and the total number of shares outstanding for the purpose of calculating percentage ownership of the particular holder. We have relied on information supplied by our officers, directors and certain stockholders and on information contained in filings with the SEC. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by these persons, that the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 65,975,362 shares of common stock outstanding as of March 31, 2016.

        Unless otherwise stated, the business address of each of our directors and named executive officers listed in the table is 3301 Olcott Street, Santa Clara, California 95054.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (Excluding Outstanding Options)(1)		Number of Shares Issuable on Exercise of Outstanding Options(2)		Percent of Class
Ingalls & Snyder LLC	9,567,780	(3)	5,555,556	(4)	22.9
1325 Avenue of the Americas
New York, NY 10019
AWM Investment Company, Inc	5,822,957		—		8.8
527 Madison Avenue
New York, NY 10022(5)
Directors and Officers:
Leonard Perham	1,753,640		457,732		3.4
Tommy Eng	—		100,000		*
Chi-Ping Hsu	—		100,000		*
Stephen L. Domenik	—		190,000		*
Victor K. Lee	—		210,000		*
James Sullivan	42,881		394,208		*
Thomas Riordan	97,750		873,333		1.5
John Monson	20,457		225,650		*
All current directors and executive officers as a group (8 persons)	1,914,728		2,550,923		6.8

*
Represents holdings of less than one percent.

(1)
Excludes shares subject to outstanding options, warrants, convertible securities or other rights to acquire common stock that are exercisable within 60 days of March 31, 2016.

(2)
Represents the number of shares subject to outstanding options, warrants, convertible securities or other rights to acquire common stock that are exercisable within 60 days of March 31, 2016.

(3)
In a Schedule 13G/A filed with the SEC on March 22, 2016, Ingalls & Snyder LLC ("Ingalls") reported that it had shared dispositive power over all shares, but no voting authority with respect to any such shares. According to the Schedule 13G/A, these shares include securities owned by clients of Ingalls, a registered broker dealer and a registered investment advisor, in accounts managed under investment advisory contracts.

(4)
The beneficial ownership of Ingalls includes shares of common stock issuable upon conversion of $5,000,000 par amount of our 10% senior secured convertible notes due August 15, 2018, which are held by Ingalls & Snyder Value Partners, an investment partnership managed under an investment advisory contract with Ingalls, and for which Ingalls & Snyder Value Partners would have voting and dispositive power if such shares were converted. The individual at Ingalls with dispositive power or voting power with respect to the shares included in the table is Thomas O. Boucher, Managing Director.

(5)
In a Schedule 13G filed with the SEC on February 11, 2016, AWM Investment Company, Inc., an investment advisor, reported that it had sole dispositive power and voting authority with respect to all shares. The managers of AWM Investment Company, Inc. with dispositive and voting power with respect to such shares are Austin W. Marxe and David M. Greenhouse.

TRANSACTIONS WITH RELATED PERSONS

        Our Audit Committee Charter requires that the members of our Audit Committee, all of whom are independent directors, review and approve all business transactions between us and a director, officer, affiliate or other related party, as determined by the Audit Committee, including all related party transactions as defined in Item 404 of Regulation S-K promulgated by the SEC.

        As previously reported on Form 8-K filed with the SEC on March 14, 2016, we entered into a 10% Senior Secured Convertible Note Purchase Agreement (the "Purchase Agreement") with Ingalls with respect to $8,000,000 principal amount of 10% Senior Secured Convertible Notes due August 15, 2018 (the "Notes"), at par, in a private placement transaction effected pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Offering"). The conversion price of the Notes is $0.90 per share and is subject to adjustment upon certain events, as set forth in the Purchase Agreement. Pursuant to a security agreement entered into by the Company, the Notes are secured by a security interest in all of the assets of the Company.

        The Notes bear interest at the annual rate of 10%. Accrued interest is payable semi-annually in cash or in kind through the issuance of identical new Notes, or with a combination of the two, at the Company's option. The Notes are noncallable and nonredeemable by the Company. The Notes are redeemable at the election of the holders if the Company experiences a fundamental change (as defined in the Notes), which generally would occur in the event (i) any person acquires beneficial ownership of shares of common stock of the Company entitling such person to exercise at least 40% of the total voting power of all of the shares of capital stock of the Company entitled to vote generally in elections of directors, (ii) an acquisition of the Company by another person through a merger or consolidation, or the sale, transfer or lease of all or substantially all of the Company's assets, or (iii) the Company's current directors cease to constitute a majority of the board of directors of the Company within a 12-month period, disregarding for this purpose any director who voluntarily resigns as a director or dies while serving as a director. The redemption price is 120% of the principal amount of the Note to be repurchased plus accrued and unpaid interest as of the redemption date.

 AUDIT COMMITTEE REPORT

        The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee also monitors the performance of our independent registered public accounting firm, and reviews the audit report on the consolidated financial statements following completion of the audit and our accounting practices with respect to internal accounting and financial controls. Management has primary responsibility for our financial statements and the overall reporting process, including our system of internal control over financial reporting. Our independent registered public accounting firm audits the financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues they believe should be raised with us. The Audit Committee's responsibilities under the Audit Committee charter adopted by the board of directors effective August 15, 2000 and amended as of February 1, 2006 and February 8, 2008, include the selection or dismissal of our independent registered public accounting firm, review of the scope of the annual audits, and approval of fees to be paid to our independent registered public accounting firm.

        The Audit Committee charter, as amended to date, can be found through the investors section of our website, www.mosys.com.

        During the fiscal year ended December 31, 2015, Messrs. Lee, Eng and Domenik served on the Audit Committee for the entire year and are considered independent as determined in accordance with Rule 5605(a)(2) of the Nasdaq listing rules and Rule 10A-3 of the Exchange Act.

        The Audit Committee reviewed and discussed our audited financial statements for fiscal year 2015 with management and Burr Pilger Mayer, Inc., or BPM, our independent registered public accounting firm. The Audit Committee has discussed with BPM matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, "Communications with Audit Committees," as currently in effect. BPM has provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee regarding independence, and the Audit Committee has discussed BPM's independence with members of that firm. The Audit Committee has determined that the rendering of audit and audit-related services by BPM is compatible with maintaining the auditors' independence.

        Based on the discussions with management and BPM concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors that our financial statements for the year ended December 31, 2015 be included in its Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:
Victor K. Lee (Chairman) Stephen L. Domenik Tommy Eng

 PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, four directors are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. One of our current directors, Mr. Lee, has declined to stand for re-election at the Annual Meeting, and, consequently, there will be one vacancy on our board of directors after Mr. Lee's current term expires on June 24, 2016. To date, the board of directors has not identified a candidate to replace Mr. Lee.

NOMINEES

        Set forth below, and above under "BOARD OF DIRECTORS—Directors," is information regarding the four nominees for election to our board of directors:

Name	Position(s) with the Company	Year First Elected Director
Leonard Perham	Chief Executive Officer, President and Director	2007
Tommy Eng	Director	2004
Chi-Ping Hsu	Director	2004
Stephen L. Domenik	Director	2012

        Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

        The Board of Directors Recommends a Vote "FOR" the Election of All of the Above Nominees.

 PROPOSAL NO. 2:
RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR 2016

        We are asking stockholders to ratify and approve the appointment of Burr Pilger Mayer, Inc., or BPM, as our independent registered public accounting firm for the year ending December 31, 2016. BPM has been our independent registered public accounting firm since 2007.

        The Audit Committee meets with our independent registered public accounting firm at least four times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by the independent registered public accounting firm, as well as the fees charged for such services. The Audit Committee is responsible for pre-approving all auditing services and non-auditing services (other than non-audit services falling within the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act and non-audit services that independent auditors are prohibited from providing to us) in accordance with the following guidelines: (1) pre-approval policies and procedures must be detailed as to the particular services provided; (2) the Audit Committee must be informed about each service; and (3) the Audit Committee may delegate pre-approval authority to one or more of its members, who shall report to the full committee, but shall not delegate its pre-approval authority to management. The Audit Committee has delegated its authority to the Chairman of the Audit Committee to pre-approve requests for audit and non-audit services. Among other things, the Audit Committee or the chairman of the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors. The following table shows the fees billed (in thousands of dollars) to us by BPM for the audit and other services provided for fiscal 2015 and 2014.

	2015	2014
Audit Fees(1)	$316	$313
Audit-Related Fees(2)	53	3

Total(3)	$369	$316

(1)
Audit fees consisted of fees for professional services rendered for the audit of our annual consolidated financial statements, including the audit of our internal control over financial reporting in compliance with regulatory requirements under the Sarbanes-Oxley Act, review of our quarterly financial statements and services normally provided in connection with statutory and regulatory filings.

(2)
Audit-related fees consisted of fees related to the issuance of SEC registration statements and sale of common stock.

(3)
BPM did not provide any non-audit or other services other than those reported under "Audit Fees" and "Audit-Related Fees."

        For fiscal 2015 and 2014, 100% of the audit and audit-related services provided to us by BPM were pre-approved by the Audit Committee in accordance with the guidelines described above.

        In the event the stockholders fail to ratify and approve the Audit Committee's appointment of BPM, the Audit Committee will reconsider its selection. Even if the appointment is ratified and approved, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in our and the stockholders' best interests.

        Representatives of BPM are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The Board of Directors recommends a vote "FOR" the proposal to ratify the Audit Committee's appointment of Burr Pilger Mayer, Inc. to serve as our independent registered public accounting firm for the year ending December 31, 2016.

 PROPOSAL NO. 3:
TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK, TO BE EFFECTED
IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME WITHIN ONE YEAR
OF THE DATE OF THE SPECIAL MEETING WITHOUT FURTHER APPROVAL OR
AUTHORIZATION OF OUR STOCKHOLDERS

        The board of directors has unanimously determined that it is advisable and in the best interests of the Company and its stockholders to adopt a resolution authorizing the board of directors to effect a reverse split, or combination, of the outstanding shares of our common stock (the "Reverse Stock Split"). If the Reverse Stock Split is approved by the stockholders, the board of directors may subsequently effect, in its sole discretion, the combination of outstanding shares of common stock into a smaller number of shares at a ratio of not less than one-for-five shares (1:5) and not greater than one-for-ten shares (1:10), with the exact ratio to be set as a whole number at or within this range as determined by the board of directors, taking into account the factors discussed below. In addition, notwithstanding approval of this proposal by the stockholders, pursuant to Section 242(c) of the Delaware General Corporation Law, the board of directors may, in its sole discretion, determine not to effect, and abandon, the Reverse Stock Split without further action by our stockholders.

        The Reverse Stock Split will have no effect on the par value of our common stock and will not reduce the number of authorized shares of common stock but will have the effect of reducing the number of outstanding shares of common stock by the chosen ratio. We will pay cash in lieu of any fractional shares resulting from the Reverse Stock Split.

Background and Purpose of the Reverse Stock Split

        Our common stock is listed on the Nasdaq GM which has a continued listing requirement of $1.00 per share. On March 7, 2016, we received a deficiency letter from the Listing Qualifications Department (the "Staff") of Nasdaq providing notification that, for the previous 30 consecutive business days, the bid price for our common stock had closed below the minimum $1.00 per share requirement for continued inclusion on the Nasdaq GM pursuant to Nasdaq Listing Rule 5450(a)(1). The notification has no immediate effect on the listing or trading of our common stock, which will continue to trade on the Nasdaq GM under the symbol "MOSY."

        The deficiency letter further stated that we will have 180 days, or until September 6, 2016, to regain compliance with the minimum bid price requirement. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we can regain compliance if, at any time during the 180-day period, the closing bid price of our common stock is at least $1.00 for a minimum of 10 consecutive business days. If, by September 6, 2016, we cannot demonstrate compliance with Nasdaq Listing Rule 5450(a)(1), we may be eligible for additional time. To qualify for additional time, we would be required to transfer to the Nasdaq Capital Market ("Nasdaq CM") and meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq CM, with the exception of the bid price requirement, and would need to provide written notice of our intention to cure the deficiency during the second compliance period by effecting a reverse stock split, as necessary. If an application for transfer is approved, we would have an additional 180 calendar days to comply in order for our common stock to remain listed on the Nasdaq CM. If we are not eligible for the second compliance period, however, then the Staff will provide notice that our securities will be subject to delisting. At such time, we may appeal the delisting determination to a Nasdaq Listing Qualifications Panel ("Panel"). We would remain listed pending the Panel's decision. There can be no assurance that, if we do appeal a subsequent delisting determination by the Staff to the Panel, that such appeal would be successful. In the event the Panel determines not to continue our listing, and our common stock is delisted from Nasdaq, our common stock will cease to be traded on any tier of the Nasdaq Stock Market and will instead be traded on the OTC Bulletin Board or other small trading markets, such as the pink sheets.

        Our common stock has traded significantly below $1.00 per share since we received the Nasdaq letter. While we believe that we will be able to utilize the two consecutive 180-day periods to attempt to regain compliance, our board of directors believes that it is prudent to request stockholder approval of the Reverse Stock Split now. The Reverse Stock Split will be an effective means for us to regain compliance with the minimum bid price rule, and the Staff generally views reverse stock splits as the only definitive near-term plan to resolve a bid price deficiency.

        Our board of directors believes that maintaining the listing of our common stock on the Nasdaq is in the best interests of the Company, its stockholders and employees. Delisting could adversely affect the liquidity of our common stock, as alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. Many investors likely would not buy or sell our common stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. Our board of directors also believes that such delisting could cause a loss of confidence of industry partners, customers, and our employees, which could harm our business and future prospects. Further, maintaining our Nasdaq listing may enhance our access to capital that is necessary to execute on our business plan and fund our operations.

        In evaluating whether or not to authorize the Reverse Stock Split, in addition to the considerations described above, the board of directors also took into account various negative factors associated with a reverse stock split. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing the Reverse Stock Split. Nevertheless, the board of directors has determined that, based upon current business and market factors, continued listing on Nasdaq is in the best interest of the Company and its stockholders, and that effecting the Reverse Stock Split may be our only option, and may be necessary prior to March 2017 or sooner, to attempt to maintain the Nasdaq listing of our common stock.

        Our board of directors does not intend for this transaction to be the first step in a series of plans or proposals for a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.

Determination of Reverse Stock Split Ratio

        The ratio of the Reverse Stock Split, if approved and implemented, will be an integer ratio within the range of 1-for-5 and 1-for-10, as determined by our board of directors in its sole discretion. In determining the Reverse Stock Split ratio, the board of directors will consider numerous factors including:

  •
  the historical and projected performance of our common stock;

  •
  the status of our common stock listing on the Nasdaq and the listing standards and rule-making process of Nasdaq and other stock exchanges;

  •
  prevailing general market and economic conditions;

  •
  the projected impact of the selected Reverse Stock Split on trading liquidity in our common stock and our ability to continue our Nasdaq listing;

  •
  our capitalization (including the number of shares of common stock issued and outstanding);

  •
  the prevailing trading price for our common stock and the volume levels thereof; and

  •
  potential devaluation of our market capitalization as a result of a reverse stock split.

        The purpose of asking for authorization to implement the Reverse Stock Split at a ratio to be determined by our board of directors, as opposed to a ratio fixed in advance, is to give our board of directors the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio. Also, if approved, the Board does not intend to implement the Reverse Stock Split immediately, as the Company expects to have one or more 180-day periods to regain compliance with Nasdaq listing requirements.

        The text of the form of proposed amendment to the Company's Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix A, provided however, that the text of this amendment is subject to modification to include changes as may be required by the office of the Secretary of State of the State of Delaware (the "Secretary") and as the board of directors may deem necessary or advisable, under advice of legal counsel, to effect the Reverse Stock Split. The board of directors may also elect not to do the Reverse Stock Split, in particular, if it is not necessary in order to maintain a Nasdaq listing for our common stock.

        Stockholders should note that the effect of the Reverse Stock Split on the market prices for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after the reverse stock split is implemented will be two to ten times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Stock Split. Furthermore, the proposed Reverse Stock Split may not achieve the desired results that have been outlined above. A Reverse Stock Split may adversely impact the market price of the Company's common stock and any increased price per share of the common stock immediately after the reverse stock split may not be sustained for any prolonged period of time.

Effect of the Reverse Split on Our Common Stock

        Depending on the ratio for the Reverse Stock Split determined by our board of directors, a minimum of five and a maximum of 10 shares of existing common stock will be combined into one share of common stock. The table below shows, as of April 30, 2016, the approximate number of outstanding shares of common stock that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares) based on the 65,986,561 shares of common stock issued and outstanding as of such date:

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-5	13,197,310
1-for-6	10,997,760
1-for-7	9,426,650
1-for-8	8,248,320
1-for-9	7,331,840
1-for-10	6,598,650

        The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not change any stockholder's percentage ownership interest in us, except that, as described below, recordholders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of such fractional share. In addition, the Reverse Stock Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

Certain Risk Factors Associated with the Reverse Stock Split

We cannot assure you that the Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with NASDAQ Marketplace Rules.

        Our board of directors expects that the Reverse Stock Split will increase the market price of our common stock so that we are able to regain and maintain compliance with the Nasdaq minimum bid price listing standard; if we are unable to achieve compliance with the minimum bid price requirements during the compliance period(s) provided to us by Nasdaq. However, the effect of the Reverse Stock Split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in like circumstances is varied. It is possible that the per share price of our common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Stock Split, and the market price per share of our common stock following the Reverse Stock Split may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks.

Our total market capitalization immediately after the Reverse Stock Split may be lower than immediately before the Reverse Stock Split.

        There are numerous factors and contingencies that could affect our stock price following implementation of the Reverse Stock Split, including the status of the market for our common stock at the time, our results of operations in future periods, and general economic, market and industry conditions. Accordingly, the market price of our common stock may not be sustainable at the direct arithmetic result of the Reverse Stock Split. If the market price of our common stock declines after the Reverse Stock Split, our total market capitalization (the aggregate value of all of our outstanding Common Stock at the then existing market price) after the split will be lower than before the split. Even if the market price of our common stock following the Reverse Stock Split remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements.

The Reverse Stock Split may result in some stockholders owning "odd lots" that may be more difficult to sell or require greater transaction costs per share to sell.

        The Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of our common stock following the Reverse Stock Split. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in "round lots" of even multiples of 100 shares.

The Reverse Stock Split may decrease the liquidity of our common stock.

        While our board of directors and management believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not improve. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances.

Effect of the Reverse Stock Split on Equity Plans, Options, Restricted Stock Units and Convertible Securities

        The Reverse Stock Split would reduce the number of shares of the Company's common stock available for issuance under the Company's Equity Plan and the Amended and Restated 2010 Employee Stock Purchase Plan in proportion to the exchange ratio of the Reverse Stock Split. In addition, the number of shares issuable upon the exercise of options, the exercise price for such options, the number of shares issuable upon vesting of restricted stock units, the number of shares issuable upon the conversion of convertible securities entitling the holders to convert into shares of common stock, and the applicable conversion price or conversion ratio will be adjusted based on the Reverse Stock Split ratio selected by the board of directors.

Effect of the Reverse Stock Split on Authorized Shares of Preferred Stock and Rights under our Stockholder Rights Plan

        The Reverse Stock Split will not change the number of shares of Preferred Stock and Series AA Preferred Stock currently authorized and designated under the Restated Certificate of Incorporation. Under our Rights Agreement, dated November 10, 2010, by and between us and Wells Fargo Bank, N.A., as Rights Agent, as amended, the rights associated with each share of common stock affected by the Reverse Stock Split shall be adjusted so that (i) the number of one one-thousandths of a share of Series AA Preferred Stock purchasable after such event upon proper exercise of each right shall be determined by multiplying the number of one one-thousandths of a share of Series AA Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of common stock outstanding immediately before the Reverse Stock Split and the denominator of which is the number of shares of common stock outstanding immediately after such event, and (ii) each share of common stock outstanding immediately after such event shall have issued with respect to it that number of rights which each share of common stock outstanding immediately prior to such event had issued with respect to it.

Exchange of Stock Certificates

        The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the Reverse Stock Split will occur automatically and without any action on the part of our stockholders on the date that the amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split is filed with the Secretary (the "Effective Date").

        As soon as practicable after the Effective Date, our transfer agent, Wells Fargo Bank N.A., acting as our "exchange agent" for purposes of implementing the exchange of certificates, will mail each stockholder of record a transmittal form accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the Reverse Stock Split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) and submitted with the properly completed and executed transmittal form to the exchange agent.

        If your shares are held in street name at a brokerage firm or financial institution, we intend to treat you in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to implement the exchange of shares required by the combination resulting from the Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing substitution of certificates, or book entries, representing the former number shares of common stock for certificates, or book entries, representing the reduced number of shares resulting from the combination. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

        Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

        No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

        STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Treatment of Fractional Shares

        No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive a fractional share of common stock as a consequence of the Reverse Stock Split will, upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form upon surrender to the exchange agent of certificates representing such shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our common stock on the effective date of the Reverse Stock Split as reported on Nasdaq, or if our common stock is not at such time traded on Nasdaq, then as reported on the primary trading market for our common stock or by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Certain Federal Income Tax Consequences

        The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, or a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia (a "U.S. holder"). A trust may also be a U.S. holder if (i) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

        This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion," or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as "capital assets" (generally, property held for investment), or (iv) foreign entities and nonresident alien individuals. If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split. This summary does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split, including, without limitation, the exercise of options or rights to purchase common stock in anticipation of the Reverse Stock Split.

        This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

        The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes with no gain or loss recognized by us. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year.

        STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

Accounting Matters

        The par value of our common stock will remain unchanged at $0.001 per share after the Reverse Stock Split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of common stock outstanding.

No Appraisal Rights

        Under the General Corporation Law of the State of Delaware, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split.

Required Vote

        The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve the Reverse Stock Split and the certificate of amendment to the Company's

Restated Certificate of Incorporation, as amended. As a result, abstentions and broker non-votes will have the same effect as negative votes.

        The Board of Directors Recommends a Vote "FOR" approval of the amendment to our Restated Certificate of Incorporation to effect a reverse stock split, to be effected in the sole discretion of our board of directors at any time within one year of the date of the Annual Meeting without further approval or authorization of our stockholders.

 PROPOSAL NO. 4:
TO APPROVE A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR
ELIGIBLE EMPLOYEES

        We are seeking stockholder approval for a one-time stock option exchange program (the "Exchange Program") for our employees. The Exchange Program will permit eligible employees to exchange outstanding stock options (vested or unvested) granted under our 2010 Plan or outside the 2010 Plan to new employees, as material inducements to the acceptance of employment with us, in accordance with Rule 5635(c)(4) of the NASDAQ listing rules ("Inducement Options") in exchange for new stock options priced at fair market value on the date of grant (the "Replacement Options"). Options eligible for the Exchange Program ("Eligible Options") will be those options granted (i) prior to July 1, 2015 to non-executive employees and (ii) prior to July 1, 2013 to executives who report directly to our CEO (an "Executive Officer"). The Replacement Options will be granted immediately following the expiration of a tender offer to be made to such eligible employees. Neither our non-employee directors and advisors nor our CEO will be eligible to participate in the Exchange Program.

        For each eligible employee, a Replacement Option will be granted under our 2010 Plan for 80% of the number of shares subject to the underlying Eligible Options that are surrendered (rounded to the nearest whole share), except that if the participant is an executive who reports directly to our CEO (an "Executive Officer"), the Replacement Option will be for 57% of the number of shares subject to the Eligible Option that is surrendered (rounded to the nearest whole share). Each Replacement Option will have a 10 year term and vest on a ratable basis over 36 months commencing on the date of grant, subject to continued service.

        The Exchange Program is intended to encourage retention and engagement among our employees in a manner that is straightforward to communicate and implement. If stockholders do not approve the Exchange Program proposal, we will not offer the Exchange Program, and the Eligible Options will continue in accordance with their terms.

Background

        Since the beginning of 2010, we have invested substantially all of our research and development resources towards development of our integrated circuits, and, as of the end of 2012, had ceased our efforts to actively market our intellectual property ("IP") and establish new license agreements for our IP. We are now a fabless semiconductor company focused on the development and sale of ICs for the high-speed networking, communications, storage and computing markets. However, this business transition has taken longer than we expected, and we have yet to achieve profitability as a fabless semiconductor company. We expect our cash expenditures to continue to exceed receipts in 2016, as our revenues will not be sufficient to offset our operating expenses, which will still include significant expenditures for developing and merchandizing our expanding families of IC products, as we focus on growing our revenues to increase stockholder value. Due to our lack of profitability and related cash burn, we have and will continue to rely heavily on equity awards rather than cash compensation to attract, motivate, reward and retain our employees.

        As a fabless semiconductor company headquartered in Silicon Valley, we must compete with many other technology companies for the same pool of skilled personnel. Most of these other companies are much larger than us and have substantially greater resources. One of the effective compensation recruiting tools that we possess is our ability to grant equity-based awards that may appreciate substantially in value. All of our 68 current employees participate in our equity compensation programs with stock options representing the primary form of equity compensation granted to employees. As of April 30, 2016, outstanding options covered 7,171,082 of our shares, which represents 98.5% of our total equity awards outstanding. Of the shares underlying outstanding stock options, up to 4,839,959 shares (or approximately 67%) will be eligible for exchange under the proposed Exchange Program.

        Over the last three years, our average annual employee salary increases have approximated just 1.85% of our annual worldwide payroll, as we have minimized salary increases to help mitigate our cash burn. We have primarily used equity grants to reward individual performance. All of our regular, full-time employees currently hold equity awards, with approximately 54% of the shares covered thereby underlying awards held by non-executive employees. Also, we have historically used stock options rather than RSUs to manage dilution. As of April 30, 2016, we had RSUs outstanding to purchase 107,352 shares of our common stock, which represents only 1.5% of our total equity awards outstanding and only 0.16% of our total shares of common stock outstanding. In addition, beginning in 2006, we routinely granted employees stock options with a six-year term. Consequently, a number of long-tenured employees had previously granted out-of-the money stock options expire without exercise, which has had a negative effect on employee morale and retention.

        We actively manage our use of shares available for equity awards each year to maintain an acceptable "burn rate," as determined under the U.S. Proxy Voting Summary Guidelines issued annually by one of the major proxy advisory firms, Institutional Shareholder Services Inc. ("ISS"). Our average annual burn rate over each of the three-year periods ended December 31, 2015, 2014 and 2013, taking into account all of our equity-based compensation awards (stock options and RSUs), was approximately 3.16%, 4.20% and 5.58%, respectively. By comparison the ISS-provided semiconductor industry guidelines applicable to us for the same periods allowed a maximum burn rates of 7.37%, 8.70% and 6.72%, respectively. Accordingly, we were in compliance with the ISS burn rate guidelines for our industry for 2015, 2014 and 2013. In addition, we believe our current issued overhang at only 11%, which is calculated as our total outstanding equity awards as a percentage of our total shares outstanding, is low relative to our peers in the industry. Compensia, an independent compensation consulting firm we retained in April 2016 to assist us in evaluating issues associated with underwater stock options, compiled representative market data regarding the overhang of issued equity-based compensation awards for 21 technology companies, primarily in the semiconductor industry, with market capitalizations less than $250,000,000. This data showed that the issued overhang at the 50th percentile for these 21 companies was 12.5%.

        Over the past year, our stock price has declined significantly. This decline has had a significant negative impact on our ability to motivate and retain employees who previously received option grants with higher exercise prices. As of April 30, 2016, all of our outstanding stock options were out-of-the-money, or underwater, meaning that they had exercise prices greater than $0.53 per share, the closing sales price of our common stock on the Nasdaq GM on that date. More specifically, the lowest option exercise price was $1.68 per share and the average exercise price of our stock options was $3.65 per share.

        In considering how best to continue to motivate, retain and reward our employees who hold stock options that are underwater, we evaluated several alternatives, including increasing cash compensation and granting additional equity awards. In order to replace the intended benefits of equity incentives that have an exercise price significantly higher than our current trading price, we believe we will need to substantially increase cash compensation. The payment of additional cash compensation would increase our compensation expense, operating losses and cash burn and reduce our cash position. If we were to make additional grants of equity awards without offering our employees the opportunity to exchange existing Eligible Options, we will need to substantially increase our equity award overhang and the potential dilution to our stockholders. In addition, as of April 30, 2016, we only had 2,033,403 shares available for future grant, which we do not believe are sufficient to allow us to issue new refresh equity awards at a sufficient level to continue to motivate and retain our employees. In light of the foregoing, the board of directors has determined that a program under which our employees can exchange underwater stock options for replacement stock options for the purchase of a smaller number of shares is the most attractive alternative.

Benefits to Stockholders

        We believe that our stockholders will benefit from the Exchange Program, as it will drive improved retention and engagement among a significant portion of our workforce. In particular, we believe the Exchange Program will:

  •
  Provide retention value.  Equity awards are an important component of our approach to retaining and motivating our employees and directors. If we do not address the underwater stock option issue in the near to medium term, we believe it will be more difficult for us to retain our valuable employees. If we are unable to retain our employees, our ability to execute our business plan and compete with other companies in our industry would be jeopardized, which would adversely affect our business, operating results, and future stock price. Currently, of our 7,171,082 total stock option shares outstanding, which are all underwater, approximately 80% are fully vested and approximately 33% will expire by December 31, 2017. These fully vested options have exercise prices ranging from $2.99 to $6.11 per share. We believe that these fully vested underwater options have little, if any, retention value and that the grant of new options subject to vesting would have a much stronger impact on retention than the existing underwater options. Further, we believe that granting Replacement Options in exchange for Eligible Options will aid in motivating and retaining the employees participating in the Exchange Program because each Replacement Option would have an exercise price that reflects a more current stock price and will provide an extended vesting period to benefit from those expiring options, which we believe currently have limited retention value. We believe that starting a new three-year vesting period for the Replacement Options is an appropriate requirement for employees to participate in the Exchange Program.

  •
  Align compensation costs with the retention and motivation value of equity awards.  The underwater stock options all have exercise prices that were equal to the fair market value of our common stock at the time of grant. Under applicable accounting rules, we are required to continue to recognize compensation expense related to the grants while they remain outstanding and unvested, even if they are never exercised. We believe that it is an inefficient use of corporate resources to recognize compensation expense on awards that are not valued by employees. By replacing stock options that have little or no retention or incentive value with stock options that will provide both retention and incentive value, we would more efficiently use our resources.

Benefits to Employees

        The Exchange Program will benefit our employees by providing a renewed stake in our future growth and success. The Replacement Options will have a new exercise price that represents the fair market value of our stock price at the date of grant, and will have a new ten-year term.

        If our stockholders do not approve the Exchange Program, Eligible Options will remain outstanding and in effect in accordance with their existing terms. We will continue to recognize compensation expense for the unvested portion of these Eligible Options, even though we believe these options no longer meet their intended purposes of motivating and retaining current employees.

Overview of the Exchange Program

        If stockholders approve the Exchange Program, our board of directors will determine the date upon which the Exchange Program will begin. At that time, we will file written materials relating to the Exchange Program with the SEC as part of a tender offer statement on Schedule TO ("Offer of Exchange"). Should our stock price increase significantly before the tender offer begins, we may adjust the terms of the Exchange Program accordingly (but in no event will the terms be more favorable to option holders than as is described herein) and/or reassess the advisability of implementing the

Exchange Program. After we file materials with the SEC, we will send written materials explaining the precise terms and timing of the Exchange Program to eligible employees.

        Under the terms of the Exchange Program, eligible employees who elect to participate will surrender Eligible Options they currently hold, and in return will receive Replacement Options. In all cases, the number of shares subject to Replacement Options received will be significantly less than the number of shares subject to Eligible Options surrendered, and in all cases vesting will be reset, generally requiring an additional three years of service for the Replacement Options to fully vest.

        Based on the assumptions described below, if all Eligible Options are exchanged, options to purchase approximately 4,839,959 shares will be surrendered and canceled, while Replacement Options covering approximately 3,554,303 shares will be granted, resulting in a net reduction in the equity award overhang by approximately 1,285,656 shares or 2% of our total number of shares of common stock outstanding. As of April 30, 2016, we had 65,986,561 total shares of our common stock outstanding and the closing price of our common stock on the Nasdaq GM was $0.53 per share.

        The following information as of April 30, 2016 with respect to outstanding stock options is presented for reference:

Prior to Exchange
Shares available for future grant	2,033,403
Shares issuable pursuant to outstanding options(1)	7,171,082
Weighted average exercise price of all outstanding options	$3.65
Weighted Average remaining term of all outstanding options (in years)	3.89
Shares issuable pursuant to RSUs	107,352

(1)
Includes the following outstanding options that will not be Eligible Options:

•
305,719 shares under vested options outstanding under our 2000 Plan, which expire prior to June 30, 2016;

•
314,404 shares under vested options held by former employees and expected to expire underwater;

•
881,000 shares under outstanding options held by members of our board of directors and other non-employees; and

•
830,000 shares under outstanding options held by our CEO and Executive Officers.

Structure of the Option Exchange Program

Timing

        If the Exchange Program is approved by our stockholders, upon approval of the final terms of the Exchange Program by our board of directors, we will file an Offer of Exchange with the SEC. We will then distribute the Offer of Exchange to eligible employees and initiate the exchange period. Eligible employees will be given at least 20 business days from the date the Exchange Program is initiated to elect to exchange any or all of their Eligible Options for Replacement Options. We expect to implement the Exchange Program as soon as administratively possible after stockholder approval, but, in any event, it will be implemented no later than 12 months following the date stockholders approve the Exchange Program.

Eligible Employees

        The Exchange Program will be voluntary and open to our employees, except our CEO, who are employed at the beginning and the end of the exchange period and on the grant date of the Replacement Options, and who hold Eligible Options, except for employees located in countries where we determine that it is neither practical nor desirable to offer the Exchange Program. We intend to make the Exchange Program available to our employees who are located outside of the United States where permitted by local law and where we determine it will be practicable and cost-effective to do so. It is possible that we will need to make modifications to the terms of the Exchange Program offered to employees in countries outside the United States either to comply with local requirements or for tax or accounting reasons, and to include the exchange of stock appreciate rights. In addition, we may exclude employees in certain non-U.S. jurisdictions from the Exchange Program if local law, expense, complexity, administrative burden, or similar considerations will make their participation illegal, infeasible, or impractical. The tax consequences for participating non-U.S. employees may differ from U.S. federal income tax consequences.

Eligible Options

        As noted above, the "Eligible Options" as of the date the Exchange Program commences that may be exchanged are stock options granted prior to July 1, 2015 to non-executive employees, and prior to July 1, 2013 to Executive Officers (excluding our CEO) and will include options granted under the 2010 Plan and Inducement Options. The Exchange Program will not be conditioned on a minimum level of participation. If an eligible employee elects to exchange an Eligible Option in the Exchange Program, the employee must elect to exchange all of the shares subject to the Eligible Option, regardless of whether such option is vested or unvested. If an eligible employee holds more than one Eligible Option, however, the employee may choose to exchange one or more Eligible Options without having to exchange all of his or her Eligible Options.

Exchange Ratios

        The Exchange Program will provide that:

  •
  an eligible employee (other than an eligible Executive Officer) who participates will receive, for each 1.25 Eligible Option shares surrendered, a Replacement Option for 1 share, representing an exchange ratio of 80% (rounded to the nearest share); and

  •
  an eligible Executive Officer who participates will receive, for each 1.75 Eligible Option shares surrendered, a Replacement Option for 1 share, representing an exchange ratio of 57% (rounded to the nearest share).

        If we assume that all Eligible Options held by eligible employees who are not our CEO or Executive Officers on April 30, 2016 will remain outstanding and that all of those employees remain eligible to participate, the following table summarizes information regarding the Eligible Options and the Replacement Options that could be granted in the Exchange Program (assuming full participation):

Exercise Price of Eligible Options	Outstanding Eligible Options	Weighted Average Exercise Price of Eligible Options	Weighted Average Remaining Life of Eligible Options (years)	Proposed Exchange Ratio	Maximum Number of Replacement Awards
$1.68 - $5.93	3,458,809	$3.60	6.49	80%	2,767,047

        If we assume that all Eligible Options held by eligible Executive Officers on April 30, 2016 will remain outstanding and that all of those Executive Officers remain eligible to participate, the following table summarizes information regarding the Eligible Options and the Replacement Options that could be granted in the Exchange Program (assuming full participation):

Exercise Price of Eligible Options	Outstanding Eligible Options	Weighted Average Exercise Price of Eligible Options	Weighted Average Remaining Life of Eligible Options (years)	Proposed Exchange Ratio	Maximum Number of Replacement Awards
$2.99 - $6.06	1,381,150	$4.26	1.99	57%	787,256

        Following the exchange in the example above, with respect to equity incentive plans applicable to this Exchange Program, assuming all Eligible Options were exchanged, there will be 3,499,172 shares available for grant, 5,399,595 options outstanding, and 107,352 restricted stock units outstanding under the 2010 Plan. These outstanding options will have a weighted average exercise price of $1.41 and a weighted average remaining term of 8.8 years. The net reduction in issued overhang resulting from the Exchange Program in this example would be approximately 1.3 million shares.

Vesting, Term, and Other Provisions of Replacement Options

        The Replacement Options will each have a new term of 10 years from the date of grant, and will vest monthly over three years, subject to continued service. The other terms and conditions of the Replacement Options will be governed by the 2010 Plan.

Cancellation of Surrendered Eligible Options

        All surrendered Eligible Options, including those for shares in excess of the number subject to the Replacement Options, will be cancelled at the time of the proposed exchange. Except for shares subject to Inducement Options, the shares subject to the surrendered Eligible Options will be available for the grant of Replacement Options and other awards under the 2010 Plan. Eligible Options that are not surrendered will not be affected and will remain exercisable according to their original terms.

Accounting Treatment

        The Exchange Program will be accounted for under FASB ASC Topic 718. Under these rules, the exchange of options will be characterized as a modification of the exchanged options. Any difference between the fair value of the new Replacement Options over the fair value of the exchanged options at the time of the exchange will result in additional compensation expense. If replacement options were issued for all eligible options, we would expect to recognize non-cash incremental expense of approximately $1 million over the term of the Replacement Options, assuming no forfeiture rate. We currently recognize and will continue to recognize compensation expense relating to the Eligible Options over the remaining vesting period, even though they are underwater and do not fully provide the intended incentive and retention benefits to our employees.

        Any incremental compensation expense related to the Replacement Options will be recognized ratably over the vesting period of the Replacement Options. In the event that any of the Replacement Options are forfeited prior to their vesting due to termination of service, the incremental compensation expense for the forfeited stock options will not be recognized.

U.S. Federal Income Tax Consequences

        The exchange of Eligible Options should be treated as a non-taxable exchange and neither we nor our employees should recognize any income for U.S. federal income tax purposes upon the grant of the Replacement Options. However, the tax consequences for participating non-U.S. employees may differ from U.S. federal income tax consequences.

Potential Modification to Terms to Comply with Governmental Requirements

        If we commence the Exchange Program, the terms of the Exchange Program will be described in the Offer of Exchange, which will be filed with the SEC before the initiation of the exchange period. Although we do not expect the SEC to require any modifications, it is possible that we will need to alter the terms of the Exchange Program to address comments received from the SEC. In addition, we may make the Exchange Program available to employees located outside the United States, where permitted by local law and where we determine it will be practical and desirable to do so. It is possible that we will need to make modifications to the terms offered to employees in countries outside the United States either to comply with local requirements, or for tax or accounting reasons. We also reserve the right not to implement the Exchange Program in any country where it will be impractical, inadvisable or expensive to do so.

        The Board of Directors Recommends a Vote "FOR" the one-time Exchange Program.

 STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

        Deadline for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials Pursuant to Rule 14a-8. To be considered for inclusion in our proxy statement relating to the 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than January 22, 2017. Such proposals should be delivered to MoSys, Inc., Attn: Secretary, 3301 Olcott Street, Santa Clara, California 95054.

        Requirements for Stockholder Nominations and Stockholder Proposals Outside of Rule 14a-8 to be Brought Before the Annual Meeting. Our bylaws provide that for any stockholder nominations to the board of directors or any stockholder proposals (other than stockholder proposals made in accordance with Rule 14a-8) to be considered at an annual meeting of stockholders, including nominations for director, the stockholder must have given timely notice thereof in writing to our Secretary not less than 90 nor more than 120 calendar days in advance of the anniversary of the previous year's annual meeting of stockholders. To be timely for the 2017 Annual Meeting of Stockholders, a stockholder's notice containing the information specified in our bylaws must therefore be delivered or mailed to and received by our secretary at our principal executive offices between February 24, 2017 and March 26, 2017. However, in the event that the annual meeting is called for a date that is not within 30 calendar days of the anniversary of the date on which the immediately preceding annual meeting of stockholders was called, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to our secretary must set forth the information required by our bylaws with respect to each matter the stockholder proposes to bring before the annual meeting. A copy of the full text of our bylaws, including the provisions dealing with stockholder proposals and stockholder nominations, is available to stockholders upon written request to MoSys, Inc., Attn: Secretary, 3301 Olcott Street, Santa Clara, California 95054.

        In addition, the proxy solicited by the board of directors for the 2017 Annual Meeting of Stockholders will confer discretionary authority to vote on (1) any proposal presented by a stockholder at that meeting for which we have not been provided with notice on or prior to March 26, 2017 and (2) any proposal made in accordance with the bylaw provisions, if the 2016 proxy statement briefly describes the matter and how management's proxy holders intend to vote on it, if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act.

 OTHER MATTERS

        Our board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, or any adjournments or postponements thereof, our board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders, as indicated on the enclosed proxy.

        Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ LEONARD PERHAM Leonard Perham Chief Executive Officer and President

Santa Clara, California
June 6, 2016

 APPENDIX A

CERTIFICATE OF AMENDMENT OF
RESTATED CERTIFICATE OF INCORPORATION
OF MOSYS, INC.

MoSys, Inc. (the "Corporation"), a corporation duly organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

          1.     The Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on November 12, 2010, is hereby amended by deleting paragraph (A) of Article IV thereof in its entirety and substituting the following in lieu thereof:

    "The Corporation shall be authorized to issue 140,000,000 shares of capital stock, of which 120,000,000 shares shall be shares of Common Stock, $.001 par value ("Common Stock") and 20,000,000 shares shall be shares of Preferred Stock, $.001 par value ("Preferred Stock") of which one hundred twenty thousand (120,000) shares, $0.01 par value per share, are designated "Series AA Preferred Stock" pursuant to the certificate of designations that created such series as filed with the Secretary of State of the State of Delaware. Upon this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), every [             ] shares of the Corporation's common stock, par value $.001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of common stock, par value $.001 per share, of the Corporation (the "New Common Stock").

    Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued to the holders of record of Old Common Stock in connection with the foregoing reclassification of shares of Old Common Stock. In lieu thereof, the aggregate of all fractional shares otherwise issuable to the holders of record of Old Common Stock shall be issued to the Corporation's transfer agent, as agent for the accounts of all holders of record of Old Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the New Common Stock on the applicable tier of The Nasdaq Stock Market on which the New Common Stock is listed at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to such holders of record their pro rata share of the net proceeds derived from the sale of the fractional interests.

    Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any factional shares of New Common Stock as set forth above), provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph."

          2.     The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

        IN WITNESS WHEREOF, MoSys, Inc. has caused this Certificate to be executed by its duly authorized officer on this day             of             , 20       .

MOSYS, INC.
BY:
Name:
Office

A-2

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Address Change? Mark box, sign, and indicate changes below: TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5. 1. Election of directors: 01 Tommy Eng 02 Chi-Ping Hsu 03 Stephen L. Domenik 04 Leonard Perham Vote FOR all nominees (except as marked) Vote WITHHELD from all nominees (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) Please fold here – Do not separate 2. The ratification of the appointment of Burr Pilger Mayer, Inc. as independent registered public accounting firm for the fiscal year ending December 31, 2016. 3. Approval of an amendment to the Restated Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by the Board of Directors within a specified range, without reducing the authorized number of shares of our common stock, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the Annual Meeting of Stockholders without further approval or authorization of the stockholders. 4. Approval of a one-time stock option exchange program permitting eligible employees to exchange certain outstanding stock options for a lesser number of stock options with a lower exercise price. 5. To act upon all other business that may properly come before the Annual Meeting of Stockholders, including any adjournment of the Annual Meeting. For Against Abstain For Against Abstain For Against Abstain For Against Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR PROPOSALS TWO, THREE, FOUR AND FIVE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS AND VOTE ON ANY OTHER MATTERS REFERRED TO IN SEC RULE 14a-4 THAT MAY PROPERLY COME BEFORE THE MEETING. Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

MoSys, Inc. 2016 ANNUAL MEETING OF STOCKHOLDERS Friday, June 24, 2016 9:30 A.M. Corporate Headquarters 3301 Olcott Street Santa Clara, CA 95054 MoSys, Inc. 3301 Olcott Street Santa Clara, CA 95054 proxy This Proxy is Solicited on Behalf of the Board of Directors of MoSys, Inc. The undersigned, revoking any proxy previously given, hereby appoints Mr. Leonard Perham and Mr. James Sullivan as proxies, with the full power of substitution, to vote the shares of the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in their discretion with respect to other matters that properly come before the 2016 Annual Meeting of Stockholders of MoSys, Inc. on June 24, 2016, and any adjournment of the Annual Meeting. You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation. This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted “FOR ALL NOMINEES” for Proposal 1, and “FOR” Proposal 2, Proposal 3, Proposal 4 and Proposal 5. The proxy cannot vote your shares unless you sign this card on the REVERSE SIDE before returning it. PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE; OR UTILIZE THE TELEPHONE OR INTERNET VOTING PROCEDURE, AS DESCRIBED ON THE REVERSE SIDE OF THIS FORM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE www.proxypush.com/mosy Use the Internet to vote your proxy until 12:00 p.m. (CT) on June 23, 2016. PHONE 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on June 23, 2016. MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

QuickLinks

MOSYS, INC. NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
GENERAL INFORMATION
SOLICITATION AND VOTING PROCEDURES
REVOCABILITY OF PROXIES
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD JUNE 24, 2016
BOARD OF DIRECTORS
CORPORATE GOVERNANCE
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS AND AGREEMENTS
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH RELATED PERSONS
AUDIT COMMITTEE REPORT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
NOMINEES
PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016
PROPOSAL NO. 3: TO APPROVE AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK, TO BE EFFECTED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS AT ANY TIME WITHIN ONE YEAR OF THE DATE OF THE SPECIAL MEETING WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS
PROPOSAL NO. 4: TO APPROVE A ONE-TIME STOCK OPTION EXCHANGE PROGRAM FOR ELIGIBLE EMPLOYEES
STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING
OTHER MATTERS
  APPENDIX A
CERTIFICATE OF AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF MOSYS, INC.